Exhibit 10.1
CONSENT AND TENTH AMENDMENT TO CREDIT AGREEMENT
THIS CONSENT AND TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 24, 2011, by and among WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), a Delaware limited liability company, as the arranger and administrative agent (“Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto and REALPAGE, INC., a Delaware corporation (the “Borrower”).
WHEREAS, Borrower, Agent, and Lenders are parties to that certain Credit Agreement dated as of September 3, 2009 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);
WHEREAS, Borrower has informed Agent and Lenders that Borrower (i) has formed a wholly-owned Subsidiary RP Newco IV Inc., a Delaware corporation (“RP Newco”), and (ii) desires to cause RP Newco to merge with and into Multifamily Technology Solutions, Inc., a Delaware corporation (“MTS”) pursuant to that certain Agreement and Plan of Merger dated as of August 22, 2011, a copy of which is attached hereto as Exhibit A (the “MTS Acquisition Agreement”) by and among MTS, Shareholder Representative Services, LLC, as representative of the stockholders of MTS, Borrower and RP Newco (such acquisition, the “MTS Acquisition”), which purchase absent requisite Lender consent would otherwise be prohibited by Section 6.3(a) of the Credit Agreement; and
WHEREAS, Borrower has requested that Agent and the Lenders consent to the MTS Acquisition and amend the Credit Agreement in certain respects as set forth herein and Agent and the Lenders have agreed to the foregoing, on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.
2. Consent. In reliance upon the representations and warranties of Borrower set forth in Section 7 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, Agent and the Lenders hereby consent to the consummation of the MTS Acquisition in accordance with the terms of the MTS Acquisition Agreement and agree that, notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the MTS Acquisition shall be considered a “Permitted Acquisition” for all purposes thereunder. Except as expressly set forth in this Amendment, the foregoing consent shall not constitute (i) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or (ii) a waiver, release or limitation upon the exercise by Agent and/or Lenders of any of their respective rights, legal or equitable thereunder.

3. Amendment to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 7 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, the Credit Agreement is hereby amended as follows:
(a) Section 5.15 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section 5.15:
Notwithstanding the foregoing, with respect to any new location acquired in connection with a Permitted Acquisition, Borrower or such Domestic Subsidiary shall use commercially reasonable efforts to deliver a Collateral Access Agreement with respect thereto within 30 days of the closing of such Permitted Acquisition (or such later date as consented to in writing by Agent in its sole discretion).
(b) Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:
Section 6.11 Investments.
Except for Permitted Investments, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that (other than (a) an aggregate amount of not more than $250,000 at any one time, in the case of Borrower and its Subsidiaries (other than RealPage Payment Processing and those Subsidiaries that are CFCs), (b) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for Borrower’s or its Subsidiaries’ employees, (c) account numbers 023805669, 112527133, 1125742336 and 112822984 maintained by MultiFamily Internet Ventures, LLC with City National Bank, N.A. so long as such accounts solely hold insurance premiums deposited into such accounts for further distribution to the underwriters of the related insurance policies, (d) amounts maintained by RealPage Payment Processing and (e) an aggregate amount of not more than $250,000 (calculated at current exchange rates) at any one time, in the case of Subsidiaries of Borrower that are CFCs) Borrower and its Subsidiaries shall not have Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Borrower or its Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Control Agreements with Agent governing such Permitted Investments in order to perfect (and further establish) Agent’s Liens in such Permitted Investments. Subject to the foregoing proviso, Borrower shall not and shall not permit its Subsidiaries to establish or maintain any Deposit Account or Securities Account unless Agent shall have received a Control Agreement in respect of such Deposit Account or Securities Account; provided, however, that for any Deposit Account or Securities Account acquired directly as a result of a Permitted Acquisition, Agent shall have received such Control Agreement within 90 days from the date of the closing of such Permitted Acquisition (or such later date as consented to in writing by Agent in its sole discretion).

(c) Schedule 1.1 to the Credit Agreement is hereby amended by adding each of the following defined terms in their proper alphabetical order as follows:
“MTS” means Multifamily Technology Solutions, Inc., a Delaware corporation.
“MTS Connecticut” means MTS Connecticut, Inc., a Delaware corporation.
“MTS Minnesota” means MTS Minnesota, Inc., a Delaware corporation.
(d) The definition of “Change of Control” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by (i) deleting the word “or” immediately preceding clause (d), (ii) amending and restating clause (d) as follows below and inserting a new clause (e) immediately after clause (d) as follows:
(d) Borrower fails to own, directly or indirectly, 100% of the Stock of each other Loan Party (other than MTS Connecticut and MTS Minnesota), except as otherwise permitted under Section 6.3(a) of the Agreement, or (e) Borrower fails to (i) own, directly or indirectly, at least 40% of the Stock of MTS Minnesota, (ii) own, directly or indirectly, 40% of the Stock of MTS Connecticut, or (iv) except as otherwise permitted under Section 6.3(a) of the Agreement, control, directly or indirectly, 100% of the Stock of each other Loan Party.
(e) Clause (a) of the definition of “Lender Group Expenses” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting the reference to “Borrower or its Subsidiaries” and inserting “Borrower, its Subsidiaries or the shareholders of MTS Connecticut or MTS Minnesota” in lieu thereof.
(f) The definition of “Permitted Investments” set forth on Schedule 1.1 to the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (m), (ii) amending and restating clause (n) as follows, and (iii) inserting a new clause (o) immediately after clause (n) as follows:
(n) the guaranty by Borrower of the obligations of RP Newco II LLC under that certain Office Lease Agreement dated as of September 2, 2005 with respect to the leased location of RP Newco II LLC at 1800 Preston Park Blvd., Suite 220, Plano, TX 75093, and
(o) so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $500,000 during the term of the Agreement.
(g) Clause (r) of the definition of “Permitted Liens” set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated as follows:
(r) a lien by MTS in favor of Kevin Kofron in his capacity as landlord pursuant to that certain Lease dated May 1, 2008 by and between MTS and Kevin Kofron with respect to the leased location at 309 Cedar Street, #215, Tipton, Iowa, on assets located at such leased location, incurred in the ordinary course of business and not in connection with the borrowing of money, which lien is for sums due or to become due under the lease and not yet delinquent.

(h) Schedules P-1, 4.1(c), 4.6(a), 4.6(b), 4.6(c), 4.13, 4.15, 4.17 and 4.25 are replaced with Schedules P-1, 4.1(c), 4.6(a), 4.6(b), 4.6(c), 4.13, 4.15, 4.17 and 4.25 attached hereto.
4. Continuing Effect. Except as expressly set forth in Sections 2 and 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.
5. Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.
6. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:
(a) Agent shall have received a copy of this Amendment executed and delivered by Agent, the Lenders and the Loan Parties (with four (4) original copies of this Amendment to follow within two (2) Business Days after the date hereof), together with each of the additional documents, instruments and agreements listed on the closing checklist attached hereto as Exhibit B; and
(b) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.
7. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders that:
(a) After giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of the date of this Amendment (except to the extent any representation or warranty expressly relates solely to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of such earlier date);

(b) No Default or Event of Default has occurred and is continuing; and
(c) This Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
8. Covenant(s).
(a) Within sixty (60) days after the date hereof (or such later date as Agent may agree to in writing in its sole discretion), Borrower shall use commercially reasonable efforts to deliver, or cause MTS to deliver, to Agent Collateral Access Agreements with respect to each of the following leased locations: (i) 343 Sansome Street, Suite 700, San Francisco, California, (ii) 300 East 2nd Street, Suite 1310, Reno Nevada, (iii) 1320 North B Street, Room #112, the Campbell Building, Fort Smith, Arkansas, (iv) 309 Cedar Street, #215, Tipton, Iowa, (v) 110 East Center Street, Third Floor, Kingsport, Tennessee, and (vi) Waterway Executive Center, 8490 Mukiteo Speedway, Suite 112, Mukiteo, Washington. Any failure by Borrower to comply with the provisions of this Section 8(a) shall constitute an immediate Event of Default.
(b) Within ninety (90) days after the date hereof (or such later date as Agent may agree to in writing in its sole discretion), Borrower shall cause to be delivered to Agent a Control Agreement with respect to each Deposit Account of MTS. Any failure by Borrower to comply with the provisions of this Section 8(b) shall constitute an immediate Event of Default.
(c) Within thirty (30) Business Days after the date hereof (or such later date as Agent may agree in writing in its sole discretion), Borrower shall deliver to Agent evidence of the termination of each of the credit card processing arrangements of MTS and its Subsidiaries in place as of the date hereof, including without limitation, (i) that certain Merchant Processing Agreement dated November 5, 2009 among MTS, Global Payments Direct, Inc., Merchant Services, Inc., and HSBC Bank USA, National Association, (ii) that certain Agreement for American Express Card Acceptance between MTS and American Express Travel Related Services Company, Inc., and (iii) that certain Authorize.Net Payment Gateway Merchant Service Agreement between MTS and Authorize.Net LLC. Any failure by Borrower to comply with the provisions of this Section 8(c) shall constitute an immediate Event of Default.
9. Miscellaneous.
(a) Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Agent and the Lenders (including reasonable attorneys fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
10. Release.
(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b) Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c) Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
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IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

REALPAGE, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender
By:	/s/ Troy V. Erickson
	Name:	Troy V. Erickson
	Title:	Director

COMERICA BANK, a Texas Banking Association, as a Lender
By:	/s/ Charles Fell
	Name:	Charles Fell
	Title:	Vice President

CONSENT AND REAFFIRMATION
Each Guarantor hereby (i) acknowledges receipt of a copy of the foregoing Consent and Tenth Amendment to Credit Agreement (the “Amendment”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amendment), (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment (including Section 10 thereof); (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth therein; and (v) ratifies, affirms, acknowledges and agrees that each of the Loan Documents to which such Guarantor is a party represents the valid, enforceable and collectible obligations of such Guarantor, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other such Loan Document. Each Guarantor hereby agrees that the Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by such Guarantor in all respects. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither Agent nor any Lender has any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
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OPSTECHNOLOGY, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

MULTIFAMILY INTERNET VENTURES, LLC, a California limited liability company
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

STARFIRE MEDIA, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

REALPAGE INDIA HOLDINGS, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

A.L. WIZARD, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

PROPERTYWARE, INC., a California corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

43642 YUKON INC., a Yukon company
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

eREAL ESTATE INTEGRATION, INC. a California corporation
By:	/s/ Timothy J.Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

RP NEWCO LLC, a Delaware limited liability company
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

RP NEWCO II LLC, a Delaware limited liability company
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

MULTIFAMILY CLOUD CONSORTIUM LLC, a Delaware limited liability company
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

REALPAGE PHILIPPINES HOLDINGS LLC, a Delaware limited liability company
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

REALPAGE FORMS LLC, a Delaware limited liability company
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer

SENIOR-LIVING.COM, INC., a Delaware corporation
By:	/s/ Timothy J. Barker
	Name:	Timothy J. Barker
	Title:	Vice President, Chief Financial Officer and Treasurer